Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K

KLENCO
better products
cleaner environment

PURCHASE ORDER

No. : PL-22030237

GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT
#03-07/08/09
SINGAPORE 139951

TEL : 8755 5980 FAX :
Attn :

Your Ref No : GQ22072
Terms : NET 30 DAYS
Date : 31/03/2022
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		300,000.00
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		30,000.00

PAYMENT TERMS : 30% DELIVERY PAYMENT (WITHIN 15 DAYS FROM DATE OF PURCHASE ORDER)
70% POST DELIVERY PAYMENT (WITHIN 15 DAYS FROM DATE OF DELIVERY)
VALIDITY : 60 DAYS
DELIVERY : 6-12 WEEKS UPON RECEIPT OF PURCHASE ORDER

SINGAPORE DOLLAR THREE HUNDRED FIFTY THREE THOUSAND ONE HUNDRED ONLY

Sub-Total	**330,000.00**
GST 7.00 %	**23,100.00**
Total	**353,100.00**

Approved By : Samuel Beh
Requested By : Richard Tan

Acknowledge By :

31/03/2022 10:17:22

E & O.E

KLENCO

better products
cleaner environment

PURCHASE ORDER

No. : PL-21110088

GAUSSIAN ROBOTICS PTE LTD
71 Ayer Rajah Crescent
#03-07/08/09, Singapore

TEL : 8755 5980 FAX :

Attn :

Your Ref No :
Terms : NET 30 DAYS
Date : 11/11/2021
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-VAC40	GAUSSIAN AUTONOMOUS VACUUM 40 COMPLETE		UNIT	[Redacted]	[Redacted]		220,000.00

30% PRE DELIVERY PAYMENT, 70% POST DELIVERY PAYMENT

SINGAPORE DOLLAR TWO HUNDRED THIRTY FIVE THOUSAND FOUR HUNDRED ONLY

Sub-Total	**220,000.00**
GST 7.00 %	**15,400.00**
Total	**235,400.00**

Approved By : Samuel Beh
Requested By : Richard Tan

Acknowledge By :

11/11/2021 16:03:59

E & O.E

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax: 6225 8340
Business Reg. No. : 197200488G

NO. : FSPF2111-00008
DATE : 29/11/2021

TO : GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT #03-07/08/09

139951 139951

BUYER : Florence Ang

ATTN : JEREMY LI
Phone : 94504657 Fax No :

REQUESTOR : ZONE 7-NLB-MUSTAFA
PAYMENT TERM : 60D
INCOTERM :

VENDOR QUOTATION NO : QUOTATION NO. GQ21292
Please supply the following items in good order and condition.

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
	Job & JobTask : FS-0380-T000013				
	Cost Center : N569842-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000066				
	Cost Center : N730900-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000033				
	Cost Center : E469662-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000046				
	Cost Center : E486548-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	Job & JobTask : FS-0380-T000029				
	Cost Center : E528523-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00

DELIVERY EXPECTED DATE:

For internal use only

Delivery Date :
G.R.N. No.
Invoice No.
Remark :

System generated - No Signature Required

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax: 6225 8340
Business Reg. No. : 197200488G

NO. : FSPF2111-00008
DATE : 29/11/2021
PAGE NO. : Page 2 of 2

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.	[redacted]	LOT	[redacted]	5,500.00
	Job & JobTask : FS-0380-T000159				
	Cost Center : C179868-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	38,000.00
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		5,000.00
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		5,500.00
	REFER TO QUOTATION NO. GQ21292				
	CONTACT PERSON : Mr MUSTAFA KAMAL				
	MOBILE: 97488862				

Pls attach your Delivery Order/Service Report to Tax Invoice.

Total excl.GST 291,000.00

Supplier shall submit the Final Invoice not later than 3 months after Goods and/or Services are supplied. ISS shall have the right to reject any Invoice submitted after this period.

System generated - No Signature Required

better products
cleaner environment

PURCHASE ORDER

No. : PL-21100099

GAUSSIAN ROBOTICS PTE LTD
71 Ayer Rajah Crescent
#03-07/08/09, Singapore

TEL : 8755 5980 FAX :
Attn :

Your Ref No :
Terms : NET 30 DAYS
Date : 11/10/2021
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		140,000.00
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		10,800.00

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED SIXTY ONE THOUSAND THREE HUNDRED FIFTY SIX ONLY

Sub-Total	**150,800.00**
GST 7.00 %	**10,556.00**
Total	**161,356.00**

Approved By : Samuel Beh
Requested By : Richard Tan

Acknowledge By :

11/10/2021 17:06:20

E & O.E

Klenco (Singapore) Pte Ltd
18 Gul Crescent, Singapore 629527 . Tel (65) 6862 3388 . Fax (65) 6861 7575 . info@klenco-asia.com . www.klenco-asia.com
Company Registration No: 197100402R

better products
cleaner environment

PURCHASE ORDER

No. : PL-21120128

GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT
#03-07/08/09
SINGAPORE 139951

TEL : 8755 5980 FAX :
Attn :

Your Ref No : GQ21318
Terms : NET 30 DAYS
Date : 20/12/2021
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		140,000.00
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		7,200.00

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED FIFTY SEVEN THOUSAND FIVE HUNDRED FOUR ONLY

Sub-Total	**147,200.00**
GST 7.00 %	**10,304.00**
Total	**157,504.00**

Approved By : Samuel Beh
Requested By : Richard Tan

Acknowledge By :

20/12/2021 11:11:53

E & O.E

better products
cleaner environment

PURCHASE ORDER

No. : ST-003649

GAUSSIAN ROBOTICS PTE. LTD.
71 AYER RAJAH CRESCENT
#03-07/08/09
ATTN: MR KEVIN LEE, HP: 8755 5980
kevin@gaussianrobotics.com
TEL :   FAX :
Attn :

Your Ref No :
Terms : CASH
Date : 29/06/2021
Delivery Date : 29/06/2021
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE	UNIT	[Redacted]	[Redacted]		140,000.00
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)	PC	[Redacted]	[Redacted]		3,600.00

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED FIFTY THREE THOUSAND SIX HUNDRED FIFTY TWO ONLY

Sub-Total	**143,600.00**
GST 7.00 %	**10,052.00**
Total	**153,652.00**

Approved By : ~~Richard Tan~~ Samuel Beh

Requested By :
Prepared By : Import Admin
Print Count : 1

E & O.E

better products
cleaner environment

PURCHASE ORDER

No. : PL-22010130

GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT
#03-07/08/09
SINGAPORE 139951

TEL : 8755 5980 FAX :
Attn :

Your Ref No : GQ22001
Terms : NET 30 DAYS
Date : 21/01/2022
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		140,000.00
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		18,000.00

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED SIXTY NINE THOUSAND SIXTY ONLY

Sub-Total	**158,000.00**
GST 7.00 %	**11,060.00**
Total	**169,060.00**

Approved By : Samuel Beh
Requested By : Richard Tan

21/01/2022 12:38:39

Acknowledge By :

E & O.E